UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 27, 2025, TechTarget, Inc. (the "Company") received a notification letter (the "Notice") from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") stating that, because the Company failed to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 ("Form 10-Q") and, at the time of receipt of the Notice, its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 ("Form 10-K") with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the "Rule"), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the SEC.

The Notice has no immediate effect on the listing or trading of the Company's securities on the Nasdaq Global Select Market. The Notice informed the Company that, pursuant to the Rule, the Company has until June 16, 2025 to submit a plan to regain compliance with the Rule with respect to the Form 10-K and the Form 10-Q. If Nasdaq accepts the Company's plan to regain compliance, then Nasdaq may grant the Company until October 13, 2025 to file the Form 10-K and the Form 10-Q to regain compliance with the Rule.

The Company filed its Form 10-K with the SEC on May 28, 2025 and subsequently received a letter from Nasdaq on May 29, 2025 informing the Company that, as a result of filing its Form 10-K, it is no longer noncompliant with the Rule with respect to its Form 10-K filing.

As previously reported by the Company in the Form 12b-25 filed with the SEC on May 16, 2025, the Company was unable to file its Form 10-Q within the prescribed time period without unreasonable effort or expense as a result of the delay in the completion of its audited financial statements for the fiscal year ended December 31, 2024 and related previously disclosed restatements of the Affected Financial Statements (as defined in the Current Report on Form 8-K filed on April 18, 2025) and the filing of its Form 10-K.

The Company is working diligently to file the Form 10-Q as soon as practicably possible and thereby expects to regain compliance with the Rule, although there can be no assurance that the Company will ultimately regain compliance.

Item 7.01 Regulation FD Disclosure.

On May 30, 2025, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibit attached hereto contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. For example, forward-looking statements include statements regarding the ability and timing of regaining compliance with Nasdaq listing requirements and filings of the Form 10-Q.

Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to the timing of the Company’s submission of a compliance plan, Nasdaq’s acceptance of any such plan, and the duration of any extension that may be granted by Nasdaq; the potential inability to meet Nasdaq’s requirements; uncertainties associated with the Company’s preparation of the Form 10-Q; the possibility of additional delays in the filing of the Form 10-Q, and the Company’s other SEC filings; and the other risks and uncertainties described in the Company’s SEC reports, including under the heading “Risk Factors” in the Form 10-K filed with the SEC on May 28, 2025, and other documents filed by the Company from time to time with the SEC.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this filing except as may be required under applicable securities law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date:	May 30, 2025	By:	/s/ Charles D. Rennick
		Name: Title:	Charles D. Rennick Vice President, General Counsel, and Corporate Secretary